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                                                                   Exhibit 10.24


                             REIMBURSEMENT AGREEMENT

         This Reimbursement Agreement ("Agreement") is entered into as of April 9, 2004 by and among Celerity Group, Inc., formerly Kinetics Holdings Corporation, a Delaware corporation ("KHC"), Kinetics Group, Inc., a Delaware Corporation ("KGI"), Celerity Group, Inc., a California corporation formerly known as Kinetics Fluid Systems, Inc., ("KFS") and Kinetic Systems, Inc., a California corporation ("KSI" and together with KHC, KGI and KFS, the "Kinetics Entities") and KH LLC, a Delaware limited liability company ("KH LLC').

                                    RECITALS

         A. WHEREAS, KH LLC will perform services for and provide management services for the Kinetics Entities (the "Services");

         B. WHEREAS, KH LLC will incur costs and expenses, including those of its professional advisors, in performing the Services.

         NOW, THEREFORE, in consideration of the foregoing and the following covenants and agreements and for good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

                  1. REIMBURSEMENT AND INTEREST, (a) Reimbursement of KH LLC by Kinetics Entities. Each Kinetics Entity jointly and severally agrees to pay KH LLC, or cause to be paid to KH LLC, a sum equal to the amount paid by KH LLC in performing the Services, which payment shall become due and payable immediately upon the demand of KH LLC. All amounts under this Section 1 shall be paid in U.S. Dollars without set-off, claim or counterclaim in immediately available funds. The obligations of Kinetics Entities hereunder to reimburse KH LLC shall be absolute, irrevocable and unconditional and shall be performed strictly in accordance with the terms hereof, irrespective of any lack of validity or enforceability of the obligation of KH LLC or any other event or circumstance.

                  (b) Allocation of costs among Kinetics Entities. Costs incurred by KH LLC shall be allocated as follows: (i) first to the Kinetics Entity on whose behalf the costs were incurred and (ii) second in accordance with the allocations set forth on Annex 1 hereto. The allocations specified above shall not limit KH LLC's ability to obtain reimbursement of the full amounts owed from any Kinetics Entity for the Services.

                  (c) Reimbursement of Kinetics Entity Making Payment. In the event that a Kinetics Entity ("Paying Entity") makes payment of an obligation that is allocated to another Kinetics Entity ("Owing Entity") pursuant to Section l(b) above, the Owing Entity agrees to pay to the Paying Entity, or to cause to be paid to such Paying Entity, a sum equal to each amount paid by such Paying Entity in accordance with this Agreement, which payment shall become due and payable immediately upon the earlier of (i) demand of such Paying Entity and
(ii) the date that is five (5) days after the payment by such Paying Entity. All amounts under this Section l(c) shall be paid in U.S. Dollars without set-off, claim or counterclaim in immediately available funds to such Paying Entity.

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                  (d) Maximum Reimbursement Amount. Reimbursement to pay
expenses of KH LLC (i) from the date hereof until a Qualifying Event shall not to exceed $750,000 (exclusive of any fees or expenses associated with such Qualifying Event that are not otherwise paid or payable by any Kinetics Entity) and (ii) in each fiscal year following such Qualifying Event shall not to exceed $400,000 in any such fiscal year (exclusive of any fees or expenses associated with such Qualifying Event that are not otherwise paid or payable by any Kinetics Entity); provided that if the Services exceed such limitations the parties will discuss in good faith changing or modifying such limitations. A Qualifying Event shall mean a public offering by KHC in which the aggregate public offering price (before deduction of underwriters' discounts and commissions) equals or exceeds one hundred million dollars ($100,000,000).

                  2. ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior arrangements and understandings (whether written or oral) with respect thereto. Amendment or modification of this Agreement shall require the written agreement of the parties hereto.

                  3. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement.

                  4. NOTICES. All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be validly given, made or served, if in writing and delivered by personal delivery, overnight courier, telecopier or registered or certified mail, return-receipt requested and postage prepaid addressed as follows:

                  If to KGI to:

                  Kinetics Group, Inc.
                  2805 Mission College Boulevard
                  Santa Clara, California 95054
                  Attention: General Counsel
                  Facsimile: (408) 597-0196

                  If to KSI, to:

                  Kinetic Systems, Inc.
                  2805 Mission College Boulevard
                  Santa Clara, California 95054
                  Attention: General Counsel
                  Facsimile: (408) 597-0196

                  If to KFS to:

                  Kinetics Fluid Systems, Inc.
                  2805 Mission College Boulevard
                  Santa Clara, California 95054
                  Attention: General Counsel
                  Facsimile: (408) 597-0196

                                        2

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                If to KHC, to:

                Celerity Group, Inc.
                2805 Mission College Boulevard
                Santa Clara, California 95054
                Attention: General Counsel
                Facsimile: (408) 597-0196

                If to KH LLC
                2805 Mission College Boulevard
                Santa Clara, California 95054
                Attention: Officer
                Facsimile: (408) 597-0196

and any such communication shall be deemed to be given, made or served as of the date so delivered or, in the case of any communication delivered by mail, as of the date so received.

                  5. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO SUCH STATE'S CHOICE OF LAW PROVISIONS.

                  6. ASSIGNMENT. No party may assign its rights or obligations hereunder without the express written consent of the other parties hereto. Subject to the foregoing, this Agreement will benefit and bind the successors and assigns of the parties. No party will be a third party beneficiary of this Agreement.

                  7. NO AGENCY. The parties hereto are independent contractors. This Agreement will not be construed as creating an agency, partnership or any other form of legal association (other than as expressly set forth herein) between the parties.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                        3

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         IN WITNESS WHEREOF, the parties hereto have entered into this
Reimbursement Agreement as of the date first written above and duly authorized officers of each party have executed this Agreement at the location indicated below.

                                    CELERITY GROUP, INC., a Delaware
                                    corporation

                                    By: /s/ John Goodman
                                        ----------------------------------------

                                    Name:_______________________________________

                                    Its:________________________________________

                                    KINETICS GROUP, INC., a Delaware corporation

                                    By: /s/ John Goodman

                                    Name:_______________________________________

                                    Its:________________________________________

                                    KINETIC SYSTEMS, INC., a California
                                    corporation

                                    By: /s/ John Goodman
                                        ----------------------------------------

                                    Name:_______________________________________

                                    Its:________________________________________

                                    CELERITY GROUP, INC., a California
                                    corporation

                                    By: /s/ John Goodman
                                        ----------------------------------------

                                    Name:_______________________________________

                                    Its:________________________________________

               [SIGNATURE PAGE TO KH LLC REIMBURSEMENT AGREEMENT]

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                                    KH LLC

                                    By: /s/ John Goodman
                                        ----------------------------------------

                                    Name:_______________________________________

                                    Its:________________________________________

        [SIGNATURE PAGE TO AMENDED AND RESTATED REIMBURSEMENT AGREEMENT]

                                     Annex 1

                           Service Default Allocations

     Guarantor                       Percentage
-----------------------------------------------
Celerity Group, Inc.                      50%
Kinetic Systems, Inc.                     50%
                                      ------
TOTAL                                 100.00%